UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22993

Oppenheimer Global Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2015

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2015

OppenheimerFunds®

The Right Way
to Invest

# Oppenheimer
# Global Multi-Asset Income Fund

Class A Shares

CUMULATIVE TOTAL RETURNS AT 4/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index
Since Inception (12/1/14)	1.64%	-3.18%	1.45%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Performance Discussion

Since the Fund’s inception on December 1, 2014 through April 30, 2015, its Class A shares (without sales charge) produced a cumulative total return of 1.64%. In comparison, the Barclays U.S. Aggregate Bond Index produced a return of 1.45% over the same period.

During the reporting period, the Fund’s Class A shares produced a distribution rate of 4.02% (without sales charge) and a positive total return. The top contributors were Oppenheimer Global High Yield Fund and our preferred strategy allocation, which invests primarily in preferred stocks. The high-yield bond market benefited in the early part of the year as spreads compressed after energy related companies stabilized. We currently favor higher-yielding corporate bonds, as the corporate sector globally has gone to great lengths to improve balance sheet quality and bolster profit margins. Given that we are in a period of low volatility across assets and positive growth environments, we feel higher-yielding assets will do fairly well and we see little risk of the credit cycle ending. Our preferred strategy allocation was a top contributor as this market continued to do well due to increased demand from investors and market volatility caused by profit worries.

During the reporting period, our allocations to the Barclays OFI SteelPath MLP Exchange Traded Note (the “MLP ETN”) and Oppenheimer Emerging Markets Local Debt Fund detracted from performance. The MLP ETN typically invests in U.S. midstream master limited partnerships (“MLPs”) that have attractive risk and reward characteristics.

MLPs experienced a difficult reporting period as energy commodities weakened, driving prices lower in the MLP space. Oppenheimer Emerging Markets Local Debt Fund invests in sovereign and corporate debt in foreign and emerging markets. This market has struggled as the Federal Reserve’s monetary normalization has added to volatility in the emerging markets alongside a strengthening U.S. dollar. Also the sharp decline in oil and below trend growth in the region has caused broad-based currency weakness, which has impacted this market.

INVESTMENT PHILOSOPHY AND PROCESS

The Fund’s investment objective is to seek total return. The Global Multi-Asset Group relies on its proprietary research to gauge the impact of changes in the macroeconomic backdrop, overall risk environment and evaluations of prospective risks and returns across asset classes. Informed by these indicators, the portfolio management team manages the portfolio’s allocation in seeking to meet its investment objective and to maintain an attractive income to risk profile.

The Fund invests in a globally diversified set of income generating assets, including traditional fixed income, income generating

3      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

equities and real assets, and alternative income sources. The portfolio management team attempts to produce a high level of current income without taking on an undue level of risk. For this strategy, the team targets a high level of yield efficiency, a measure of income relative to portfolio risk contribution.

Mark Hamilton Portfolio Manager

Benjamin Rockmuller, CFA Portfolio Manager

We believe that objective-driven multi-asset portfolios are well suited for a particular investor need such as growth, income, diversification, or inflation protection, and focusing on risk analysis is critical to the success of objective-driven multi-asset portfolios.

Dokyoung Lee, CFA Portfolio Manager

Alessio de Longis, CFA Portfolio Manager

4      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Top Holdings and Allocations

TOP TEN HOLDINGS

Oppenheimer Global High Yield Fund, Cl. I	30.2%
Oppenheimer Senior Floating Rate Fund, Cl. I	14.0
Oppenheimer Master Event-Linked Bond Fund, LLC	10.1
Oppenheimer Core Bond Fund, Cl. I	5.1
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	4.7
Barclays OFI SteelPath MLP Exchange Traded Note	4.5
Oppenheimer Institutional Money Market Fund, Cl. E	1.2
RBS Capital Funding Trust V, 5.90% Non-Cum., Non-Vtg.	0.8
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S	0.7
Morgan Stanley, 5.45% Jr. Sub. Perpetual Bonds, Series H	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Investment Companies
Oppenheimer Global High Yield Fund	30.2%
Oppenheimer Senior Floating Rate Fund	14.1
Oppenheimer Master Event-Linked Bond Fund, LLC	10.1
Oppenheimer Core Bond Fund	5.1
Oppenheimer Emerging Markets Local Debt Fund	4.7
Barclays OFI SteelPath MLP Exchange Traded Note	4.5
Oppenheimer Institutional Money Market Fund	1.3
Common Stocks	13.7
Non-Convertible Corporate Bonds and Notes	9.0
Preferred Stocks	6.8
Convertible Corporate Bonds and Notes	0.4
Structured Securities	0.1
Exchange-Traded Options Purchased	—*
Rights, Warrants and Certificates	—*

*	Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on the total market value of investments.

5      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	90.4%
United Kingdom	2.2
Netherlands	1.6
France	1.1
Switzerland	0.9
Singapore	0.8
Australia	0.6
Belgium	0.5
Spain	0.4
Germany	0.4

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2015, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	90.7%
Europe	7.4
Asia	1.8
Middle East/Africa	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on total market value of investments.

6      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Share Class Performance

DISTRIBUTION RATES

As of 4/30/15

	Without Sales Charge	With Sales Charge
Class A	4.02%	3.83%
Class C	3.16	N/A
Class I	4.20	N/A
Class R	3.47	N/A
Class Y	4.01	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 4/30/15

Class A	3.92%
Class C	3.12
Class I	4.32
Class R	3.59
Class Y	4.12

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/15

	Inception Date	Since Inception
Class A (QMAAX)	12/1/14	1.64%
Class C (QMACX)	12/1/14	1.29%
Class I (QMAIX)	12/1/14	1.74%
Class R (QMARX)	12/1/14	1.55%
Class Y (QMAYX)	12/1/14	1.66%

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/15

	Inception Date	Since Inception
Class A (QMAAX)	12/1/14	-3.18%
Class C (QMACX)	12/1/14	0.29%
Class I (QMAIX)	12/1/14	1.74%
Class R (QMARX)	12/1/14	0.55%
Class Y (QMAYX)	12/1/14	1.66%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit

7      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares.

The distribution rates are based on the pay date immediately preceding the nearest month-end or quarter-end. The dividend rate for each share class is calculated by annualizing the dividend distributed by the class on that date and dividing that figure by the class’s net asset value on that date. For the Class A dividend rate with sales charge, the annualized Class A dividend distribution is divided by the Class A maximum offering price on that date. Each result is compounded semiannually and annualized. Falling share prices artificially increase distribution rates. This Report must be preceded or accompanied by a Fund prospectus.

Standardized yield is based on net investment income for the 30-day period ended 4/30/15 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, December 1, 2014 (commencement of operations) and held for the period ended April 30, 2015.

The Hypothetical examples for comparison purposes are based on an investment of $1,000.00 invested on November 1, 2014 and held for the six months ended April 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period Ended April 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Actual	Beginning Account Value	Ending Account Value April 30, 2015	Expenses Paid During the Period Ended April 30, 2015[1,2]
Class A	$1,000.00	$1,016.40	$2.97
Class C	1,000.00	1,012.90	7.02
Class I	1,000.00	1,017.40	1.96
Class R	1,000.00	1,015.50	4.22
Class Y	1,000.00	1,016.60	2.71

Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.27	3.56
Class C	1,000.00	1,016.46	8.43
Class I	1,000.00	1,022.46	2.36
Class R	1,000.00	1,019.79	5.07
Class Y	1,000.00	1,021.57	3.26

1. Actual expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value of the period, multiplied by 151/365 to reflect the period from December 1, 2014 (commencement of operations) to April 30, 2015.

2. Hypothetical expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expense ratios for the period from December 1, 2014 (commencement of operations) to April 30, 2015 are as follows:

Class	Expense Ratios
Class A	0.71%
Class C	1.68
Class I	0.47
Class R	1.01
Class Y	0.65

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS April 30, 2015 Unaudited

	Shares	Value

Common Stocks—13.7%

Consumer Discretionary—0.8%

Auto Components—0.1%

Lear Corp.[1]	380	$42,191

Automobiles—0.2%

Ford Motor Co.[1]	4,000	63,200

General Motors Co.[1]	1,770	62,056

		125,256

Hotels, Restaurants & Leisure—0.0%

Las Vegas Sands Corp.	45	2,380

Household Durables—0.1%

Beazer Homes USA, Inc.[2]	260	4,553

MDC Holdings, Inc.[1]	1,130	30,329

PulteGroup, Inc.	45	869

Standard Pacific Corp.[2]	1,752	14,191

		49,942

Media—0.1%

DIRECTV[2]	295	26,758

Time Warner Cable, Inc.	250	38,880

		65,638

Multiline Retail—0.1%

J.C. Penney Co., Inc.[2]	200	1,660

Kohl’s Corp.[1]	345	24,719

Target Corp.	105	8,277

		34,656

Specialty Retail—0.2%

Best Buy Co., Inc.[1]	1,550	53,708

Foot Locker, Inc.[1]	325	19,321

Staples, Inc.	295	4,814

		77,843

Consumer Staples—0.1%

Beverages—0.0%

Molson Coors Brewing Co., Cl. B1	165	12,129

PepsiCo, Inc.	35	3,329

		15,458

Food & Staples Retailing—0.0%

Wal-Mart Stores, Inc.	120	9,366

Food Products—0.1%

ConAgra Foods, Inc.	300	10,845

Pinnacle Foods, Inc.	330	13,381

		24,226

Household Products—0.0%

Procter & Gamble Co. (The)	25	1,988

11      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Tobacco—0.0%

Philip Morris International, Inc.	225	$18,781

Energy—0.5%

Energy Equipment & Services—0.0%

Ensco plc, Cl. A	320	8,730

Oil, Gas & Consumable Fuels—0.5%

BP plc, Sponsored ADR[1]	510	22,012

Chevron Corp.	575	63,859

Exxon Mobil Corp.[1]	280	24,464

Kinder Morgan, Inc.[1]	1,360	58,412

Marathon Oil Corp.	565	17,571

Royal Dutch Shell plc, Cl. A, Sponsored ADR	435	27,592

Williams Cos., Inc. (The)[1]	640	32,762

		246,672

Financials—10.7%

Capital Markets—0.2%

Goldman Sachs Group, Inc. (The)	250	49,105

KKR & Co. LP3	1,075	24,198

Morgan Stanley[1]	1,000	37,310

		110,613

Commercial Banks—0.5%

Bank of America Corp.	825	13,142

Citigroup, Inc.[1]	2,250	119,970

JPMorgan Chase & Co.[1]	1,700	107,542

Wells Fargo & Co.[1]	765	42,152

		282,806

Insurance—0.4%

American International Group, Inc.	195	10,977

Assured Guaranty Ltd.[1]	2,870	74,591

Genworth Financial, Inc., Cl. A2	1,060	9,317

MBIA, Inc.[2]	1,600	14,000

MetLife, Inc.[1]	1,135	58,214

XL Group plc, Cl. A	435	16,130

		183,229

Real Estate Investment Trusts (REITs)—8.9%

Apollo Commercial Real Estate Finance, Inc.	910	15,552

Ascendas Real Estate Investment Trust	109,000	203,152

Ashford Hospitality Trust, Inc.	600	5,436

BioMed Realty Trust, Inc.[1]	8,740	181,355

Blackstone Mortgage Trust, Inc., Cl. A	335	10,295

CBL & Associates Properties, Inc.	7,200	129,672

Chambers Street Properties	17,480	131,100

Charter Hall Retail REIT	42,500	144,560

Chatham Lodging Trust	7,010	193,756

Colony Capital, Inc., Cl. A	1,050	27,206

Communications Sales & Leasing, Inc.[2]	523	15,732

Dream Office Real Estate Investment Trust	6,200	142,243

EPR Properties	3,570	205,882

12      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Eurocommercial Properties NV	4,424	$201,575

Fortune Real Estate Investment Trust	197,000	201,509

Frasers Centrepoint Trust	134,000	209,165

Goodman Group	32,300	159,079

Health Care REIT, Inc.	1,360	97,947

Hospitality Properties Trust	4,900	147,392

ICADE	1,717	149,364

iStar Financial, Inc.[2]	85	1,151

Liberty Property Trust	6,010	209,388

Medical Properties Trust, Inc.	14,430	201,731

NorthStar Realty Finance Corp.	75	1,407

Ramco-Gershenson Properties Trust	10,340	180,743

Spirit Realty Capital, Inc.	17,080	192,833

STAG Industrial, Inc.	7,340	159,498

Starwood Property Trust, Inc.	10,535	252,945

Two Harbors Investment Corp.	1,520	15,960

Unibail-Rodamco SE	760	208,741

Ventas, Inc.	1,920	132,288

Warehouses de Pauw SCA	2,803	222,626

WP GLIMCHER, Inc.	8,130	121,950

		4,473,233

Real Estate Management & Development—0.7%

Citycon OYJ[2]	42,733	138,544

Deutsche Annington Immobilien SE	6,210	210,117

		348,661

Thrifts & Mortgage Finance—0.0%

MGIC Investment Corp.[2]	40	417

Health Care—0.5%

Health Care Equipment & Supplies—0.1%

Baxter International, Inc.	130	8,936

Medtronic plc	325	24,196

		33,132

Pharmaceuticals—0.4%

AbbVie, Inc.	230	14,872

GlaxoSmithKline plc, Sponsored ADR	470	21,691

Johnson & Johnson	90	8,928

Merck & Co., Inc.[1]	990	58,964

Mylan NV2	20	1,445

Pfizer, Inc.[1]	1,880	63,788

Roche Holding AG, Sponsored ADR	460	16,505

Teva Pharmaceutical Industries Ltd., Sponsored ADR	375	22,658

		208,851

Industrials—0.2%

Aerospace & Defense—0.0%

Textron, Inc.	145	6,377

13       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Airlines—0.1%

United Continental Holdings, Inc.[2]	470	$28,078

Commercial Services & Supplies—0.0%

R.R. Donnelley & Sons Co.	1,130	21,041

Electrical Equipment—0.0%

Eaton Corp. plc	65	4,468

General Cable Corp.	475	7,747

		12,215

Industrial Conglomerates—0.1%

General Electric Co.	825	22,341

Machinery—0.0%

Navistar International Corp.[2]	655	19,624

Marine—0.0%

Costamare, Inc.	250	5,057

Road & Rail—0.0%

CSX Corp.	100	3,609

Information Technology—0.3%

Communications Equipment—0.1%

Cisco Systems, Inc.[1]	610	17,586

QUALCOMM, Inc.	200	13,600

		31,186

Internet Software & Services—0.0%

Google, Inc., Cl. C2	20	10,747

Semiconductors & Semiconductor Equipment—0.0%

Intel Corp.	30	977

Micron Technology, Inc.[2]	380	10,689

		11,666

Software—0.1%

Microsoft Corp.[1]	685	33,319

Technology Hardware, Storage & Peripherals—0.1%

Apple, Inc.[1]	420	52,563

EMC Corp.	275	7,400

Hewlett-Packard Co.	50	1,649

Seagate Technology plc	110	6,459

		68,071

Materials—0.2%

Chemicals—0.0%

LyondellBasell Industries NV, Cl. A	140	14,493

Metals & Mining—0.1%

Allegheny Technologies, Inc.	310	10,537

Freeport-McMoRan, Inc.	495	11,519

		22,056

14       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value

Paper & Forest Products—0.1%

Domtar Corp.[1]	565	$24,419

International Paper Co.[1]	480	25,785

Louisiana-Pacific Corp.[2]	40	610

		50,814

Telecommunication Services—0.2%

Diversified Telecommunication Services—0.2%

AT&T, Inc.[1]	430	14,896

CenturyLink, Inc.[1]	920	33,083

Verizon Communications, Inc.[1]	480	24,211

Windstream Holdings, Inc.	440	5,139

		77,329

Wireless Telecommunication Services—0.0%

Telephone & Data Systems, Inc.	450	12,019

Utilities—0.2%

Electric Utilities—0.1%

American Electric Power Co., Inc.	330	18,767

Edison International	300	18,282

FirstEnergy Corp.	100	3,591

PPL Corp.[1]	590	20,078

		60,718

Independent Power and Renewable Electricity Producers—0.1%

NRG Energy, Inc.	435	10,979

Total Common Stocks (Cost $6,847,522)		6,885,808

Preferred Stocks—6.7%

Alcoa, Inc., 5.375% Cv., Non-Vtg.	95	4,334

Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	5,605	151,783

American Realty Capital Properties, Inc., 6.70% Cum.	13,925	334,339

Arch Capital Group Ltd., 6.75% Non-Cum., Non-Vtg.	5,400	145,854

Aviva plc, 8.25% Sr. Sub.	5,350	147,874

Bank of America Corp., 6.50% Non-Cum., Non-Vtg.	6,000	154,800

Beazer Homes USA, Inc., 7.50% Cv.	520	13,536

Capital One Financial Corp., 6.70% Non-Cum.	5,850	157,131

City National Corp., 6.75% Non-Cum., Non-Vtg.[4]	7,578	219,762

Discover Financial Services, 6.50% Non-Cum., Non-Vtg.	5,926	152,654

Dominion Resources, Inc., 6.375% Cv.	80	3,972

Exelon Corp., 6.50% Cv.	175	8,622

First Republic Bank/CA, 7%	5,410	148,829

GMAC Capital Trust I, 8.125% Jr. Sub., Non-Vtg.[4]	11,261	295,939

Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg.[4]	4,975	155,618

ING Groep NV, 7.20% Jr. Sub., 7.20%	8,653	221,776

iStar Financial, Inc., 4.50% Cv., Non-Vtg.	415	24,045

PartnerRe Ltd., 7.25% Cum., Non-Vtg.	5,475	145,088

PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg.[4]	5,415	151,945

Post Holdings, Inc., 2.50% Cv.[5]	80	7,495

15       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Preferred Stocks (Continued)

Post Holdings, Inc., 5.25% Cv.	200	$19,006

Prudential Financial, Inc., 5.70% Jr. Sub.	7,635	195,151

RBS Capital Funding Trust V, 5.90% Non-Cum., Non-Vtg.	15,406	379,450

Regions Financial Corp., 6.375% Non-Cum., Non-Vtg.[4]	5,921	155,130

Southwestern Energy Co., 6.25% Cv., Non-Vtg.	160	9,491

Total Preferred Stocks (Cost $3,364,293)		3,403,624

	Units

Rights, Warrants and Certificates—0.0%

Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[2] (Cost $3,171)	900	4,392

	Principal Amount

Non-Convertible Corporate Bonds and Notes—9.0%

Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[4,6]	$200,000	216,750

Bank of America Corp., 6.25% Jr. Sub. Perpetual Bonds[4,6]	215,000	221,316

Barclays plc, 8.25% Jr. Sub. Perpetual Bonds[4,6]	280,000	298,815

Citigroup, Inc., 5.90% Jr. Sub. Perpetual Bonds[4,6]	360,000	363,150

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[4,5,6]	150,000	148,688

Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[4,5,6]	200,000	214,500

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B4,6	200,000	226,000

Goldman Sachs Group, Inc. (The), 5.70% Jr. Sub. Perpetual Bonds, Series L4,6	360,000	363,150

HSBC Holdings plc, 6.375% Jr. Sub. Perpetual Bonds[4,6]	280,000	289,870

J.C. Penney Corp., Inc.:
5.65% Sr. Unsec. Nts., 6/1/20	8,000	7,100
5.75% Sr. Unsec. Nts., 2/15/18	1,000	975

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S4,6	340,000	373,082

Lloyds Banking Group plc, 7.50% Jr. Sub. Perpetual Bonds[4,6]	280,000	299,600

M&T Bank Corp., 6.45% Jr. Sub. Perpetual Bonds[4,6]	200,000	217,000

Morgan Stanley, 5.45% Jr. Sub. Perpetual Bonds, Series H4,6	360,000	363,150

Societe Generale SA, 7.875% Jr. Sub. Perpetual Bonds[4,5,6]	200,000	208,000

SunTrust Banks, Inc., 5.625% Jr. Sub. Perpetual Bonds[4,6]	140,000	142,800

UBS Group AG, 7% Jr. Sub. Perpetual Bonds[4,6]	200,000	209,146

Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S4,6	340,000	357,000

Total Non-Convertible Corporate Bonds and Notes (Cost $4,452,649)		4,520,092

Convertible Corporate Bonds and Notes—0.4%

iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	11,050	13,564

MGIC Investment Corp.:
5.00% Cv. Sr. Unsec. Nts., 5/1/17	13,000	14,682
9.00% Cv. Jr. Sub. Nts., 4/1/63[5]	44,000	57,777

Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	27,000	30,662

Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	23,000	21,088
4.75% Cv. Sr. Sub. Nts., 4/15/19	18,200	17,017

Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	14,250	24,243

Total Convertible Corporate Bonds and Notes (Cost $175,441)		179,033

	Shares

Structured Securities—0.1%

Bank of America Corp., Standard Pacific Corp. Equity Linked Nts., 10/28/15[5,7]	619	4,975

16       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

					Shares	Value

Structured Securities (Continued)

Bank of America Merrill Lynch, American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 10/26/15[5]					205	$5,077

Bank of America Merrill Lynch, Standard Pacific Corp. Equity Linked Nts., 8/31/15[5]					1,149	9,389

Barclays Bank plc, J.C. Penney Co., Inc. Yield Enhanced Equity Linked Debt Securities, 9/11/15					649	5,223

Citigroup, Inc., Apple, Inc. Equity Linked Nts., 8/31/15[5]					76	9,630

Credit Suisse AG (New York Branch), MGIC Investment Corp. Equity Linked Nts., 9/4/15					538	5,468

Credit Suisse AG (New York Branch), Radian Group, Inc. Equity Linked Nts., 8/20/15[7]					319	5,550

Deutsche Bank AG, Standard Pacific Corp. Equity Linked Nts., 6/4/15[5]					1,146	9,333

Morgan Stanley, Rite Aid Corp. Equity Linked Nts., 6/15/15[5]					887	6,029

Morgan Stanley, Standard Pacific Corp. Equity Linked Nts., 9/29/15[5]					584	4,744

Total Structured Securities (Cost $65,033)						65,418

		Exercise Price	Expiration Date		Contracts

Exchange-Traded Options Purchased—0.0%

S&P 500 Index Call[2]	USD	2,135.000	5/15/15	USD	24	6,720

United Continental Holdings, Inc. Put[2]	USD	57.500	5/15/15	USD	3	240

Total Exchange-Traded Options Purchased (Cost $25,723)						6,960
					Shares

Investment Companies—69.7%

Barclays OFI SteelPath MLP Exchange Traded Note[8]					91,175	2,279,375

Oppenheimer Core Bond Fund, Cl. I8					365,671	2,548,729

Oppenheimer Emerging Markets Local Debt Fund, Cl. I8					293,338	2,343,769

Oppenheimer Global High Yield Fund, Cl. I8					1,558,206	15,192,512

Oppenheimer Institutional Money Market Fund, Cl. E, 0.13%[8,9]					628,215	628,215

Oppenheimer Master Event-Linked Bond Fund, LLC[8]					345,733	5,080,154

Oppenheimer Senior Floating Rate Fund, Cl. I8					866,671	7,072,039

Total Investment Companies (Cost $35,502,404)						35,144,793

Total Investments, at Value (Cost $50,436,236)					99 .6%	50,210,120

Net Other Assets (Liabilities)					0 .4	179,354

Net Assets					100.0%	$50,389,474

Footnotes to Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $1,101,019. See Note 5 of the accompanying Notes.

2. Non-income producing security.

3. Security is a Master Limited Partnership.

4. Represents the current interest rate for a variable or increasing rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $685,637 or 1.36% of the Fund’s net assets as of April 30, 2015.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. Zero coupon bond reflects effective yield on the date of purchase.

17       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended April 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 1, 2014 (commencement of operations)	Gross Additions	Gross Reductions	Shares April 30, 2015

Barclays OFI SteelPath MLP Exchange Traded Note	—	91,175	—	91,175
Oppenheimer Core Bond Fund, Cl. I	—	365,671	—	365,671
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	—	293,338	—	293,338
Oppenheimer Global High Yield Fund, Cl. I	—	1,558,206	—	1,558,206
Oppenheimer Institutional Money Market Fund, Cl. E	—	22,994,268	22,366,053	628,215
Oppenheimer Master Event-Linked Bond Fund, LLC	—	345,733	—	345,733
Oppenheimer Senior Floating Rate Fund, Cl. I	—	866,671	—	866,671

	Value	Income	Realized Gain

Barclays OFI SteelPath MLP Exchange Traded Note	$2,279,375	$23,189	$—
Oppenheimer Core Bond Fund, Cl. I	2,548,729	37,970	—
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	2,343,769	56,743	—
Oppenheimer Global High Yield Fund, Cl. I	15,192,512	312,009	—
Oppenheimer Institutional Money Market Fund, Cl. E	628,215	525	—
Oppenheimer Master Event-Linked Bond Fund, LLC	5,080,154	120,476 [a]	84,111 [a]
Oppenheimer Senior Floating Rate Fund, Cl. I	7,072,039	139,201	—

Total	$35,144,793	$690,113	$84,111

    a. Represents the amount allocated to the Fund From Oppenheimer Master Even-Linked Bond Fund, LLC.

9. Rate shown is the 7-day yield as of April 30, 2015.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$45,403,657	90.4%
United Kingdom	1,107,454	2.2
Netherlands	817,294	1.6
France	566,105	1.1
Switzerland	440,151	0.9
Singapore	412,317	0.8
Australia	303,639	0.6
Belgium	222,626	0.5
Spain	216,750	0.4
Germany	210,117	0.4
Hong Kong	201,509	0.4
Canada	142,243	0.3
Finland	138,544	0.3
Israel	22,657	0.1

18       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Geographic Holdings (Continued)	Value	Percent

Greece	$5,057	0.0%

Total	$50,210,120	100.0%

Futures Contracts as of April 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation

S&P 500 E-Mini Index	CME	Buy	6/19/15	24	$2,494,680	$15,729

Exchange-Traded Options Written at April 30, 2015
Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

AbbVie, Inc. Call	USD	67.500	5/15/15	USD	(1)	$100	$(50)

Applied Materials, Inc. Put	USD	20.000	6/19/15	USD	(2)	162	(210)

Best Buy Co., Inc. Put	USD	35.490	6/19/15	USD	(1)	158	(232)

Eaton Corp. plc Put	USD	65.000	5/15/15	USD	(1)	119	(20)

Edison International Put	USD	60.000	6/19/15	USD	(1)	137	(140)

Genworth Financial, Inc. Put	USD	8.000	6/19/15	USD	(1)	19	(21)

Genworth Financial, Inc. Put	USD	8.000	5/15/15	USD	(1)	49	(5)

J.C. Penney, Inc. Put	USD	9.000	5/15/15	USD	(1)	71	(93)

MBIA, Inc. Put	USD	10.000	5/15/15	USD	(1)	171	(132)

Merck & Co., Inc. Put	USD	57.500	5/15/15	USD	(1)	152	(22)

Mylan NV Put	USD	72.500	5/15/15	USD	(1)	233	(315)

Philip Morris International, Inc. Call	USD	85.000	5/15/15	USD	(1)	134	(32)

PulteGroup, Inc. Put	USD	19.500	5/15/15	USD	(1)	38	(41)

S&P 500 Index Put	USD	2050.000	5/15/15	USD	(24)	38,327	(32,640)

Teva Pharmaceutical Industries Ltd. Put	USD	62.500	5/15/15	USD	(1)	189	(237)

United Continental Holdings, Inc. Put	USD	62.500	5/15/15	USD	(2)	614	(780)

Total of Exchange-Traded Options Written						$40,673	$(34,970)

Glossary:

Exchange Abbreviations

CME                 Chicago Mercantile Exchanges

See accompanying Notes to Financial Statements.

19       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $14,933,832)	$15,065,327
Affiliated companies (cost $35,502,404)	35,144,793

50,210,120

Cash	5,664

Cash used for collateral on futures	150,000

Receivables and other assets:
Interest and dividends	208,908
Investments sold	5,677
Shares of beneficial interest sold	24
Other	6,729

Total assets	50,587,122

Liabilities
Options written, at value (premiums received $40,673)	34,970

Payables and other liabilities:
Investments purchased	116,484
Variation margin payable	24,120
Legal, auditing and other professional fees	11,128
Distribution and service plan fees	10,382
Shareholder communications	356
Trustees’ compensation	173
Other	35

Total liabilities	197,648

Net Assets	$50,389,474

Composition of Net Assets
Par value of shares of beneficial interest	$5,039

Additional paid-in capital	50,379,071

Accumulated net investment income	63,189

Accumulated net realized gain on investments and foreign currency transactions	146,902

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(204,727)

Net Assets	$50,389,474

20       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $50,279,868 and 5,027,716 shares of beneficial interest outstanding)	$10.00
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.50

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $63,902 and 6,390 shares of beneficial interest outstanding)	$10.00

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,001 and 1,000 shares of beneficial interest outstanding)	$10.00

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,684 and 2,469 shares of beneficial interest outstanding)	$10.00

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $11,019 and 1,102 shares of beneficial interest outstanding)	$10.00

See accompanying Notes to Financial Statements.

21       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF OPERATIONS For the Period Ended April 30, 20151 Unaudited

Allocation of Income and Expenses from Master Fund[2]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$120,411
Dividends	65
Net expenses	(8,836)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	111,640

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,446)	223,538
Affiliated companies	569,637

Interest	112,996

Total investment income	906,171

Expenses
Management fees	132,852

Distribution and service plan fees:
Class A	10,474
Class C	144
Class R	23

Transfer and shareholder servicing agent fees:
Class A	44,899
Class C	33
Class I	2
Class R	14
Class Y	10

Shareholder communications:
Class A	287
Class C	69

Legal, auditing and other professional fees	31,928

Trustees’ compensation	450

Custodian fees and expenses	195

Other	982

Total expenses	222,362
Less waivers and reimbursements of expenses	(86,626)

Net expenses	135,736

Net Investment Income	882,075

1. For the period from December 1, 2014 (commencement of operations) to April 30, 2015.

2. The Fund invests in an affiliated mutual fund that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Notes.

22      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options exercised)	$105,691
Closing and expiration of option contracts written	1,508
Closing and expiration of futures contracts	(30,509)
Foreign currency transactions	(9,357)
Swap contracts	(4,542)

Net realized gain allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	84,111

Net realized gain	146,902

Net change in unrealized appreciation/depreciation on:
Investments	28,191
Translation of assets and liabilities denominated in foreign currencies	(139,454)
Futures contracts	15,729
Option contracts written	5,703

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(114,896)

Net change in unrealized appreciation/depreciation	(204,727)

Net Increase in Net Assets Resulting from Operations	$824,250

See accompanying Notes to Financial Statements.

23       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended April 30, 2015[1]

Operations
Net investment income	$882,075

Net realized gain	146,902

Net change in unrealized appreciation/depreciation	(204,727)

Net increase in net assets resulting from operations	824,250

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(817,750)
Class C	(513)
Class I	(172)
Class R	(270)
Class Y	(181)

(818,886)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	50,214,613
Class C	53,867
Class I	—
Class R	14,614
Class Y	1,016

50,284,110

Net Assets
Total increase	50,289,474

Beginning of period	100,000[2]

End of period (including accumulated net investment income of $63,189, respectively)	$50,389,474

1. For the period from December 1, 2014 (commencement of operations) to April 30, 2015.

2. Reflects the value of the Manager’s seed money invested on September 29, 2014.

See accompanying Notes to Financial Statements.

24      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Period Ended April 30, 2015[1] (Unaudited)

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.18
Net realized and unrealized loss	(0.02)

Total from investment operations	0.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)

Net asset value, end of period	$10.00

Total Return, at Net Asset Value[3]	1.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,280

Average net assets (in thousands)	$49,343

Ratios to average net assets:[4]
Net investment income	4.32%
Total expenses[5]	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%

Portfolio turnover rate	5%

1. For the period from December 1, 2014 (commencement of operations) to April 30, 2015.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended April 30, 2015	1.49%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Period Ended April 30, 2015[1] (Unaudited)

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.14
Net realized and unrealized loss	(0.01)

Total from investment operations	0.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)

Net asset value, end of period	$10.00

Total Return, at Net Asset Value[3]	1.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64

Average net assets (in thousands)	$37

Ratios to average net assets:[4]
Net investment income	3.30%
Total expenses[5]	2.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%

Portfolio turnover rate	5%

1. For the period from December 1, 2014 (commencement of operations) to April 30, 2015.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended April 30, 2015	2.83%

See accompanying Notes to Financial Statements.

26       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class I	Period Ended April 30, 2015[1] (Unaudited)

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.19
Net realized and unrealized loss	(0.02)

Total from investment operations	0.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)

Net asset value, end of period	$10.00

Total Return, at Net Asset Value[3]	1.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[4]
Net investment income	4.49%
Total expenses[5]	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.47%

Portfolio turnover rate	5%

1. For the period from December 1, 2014 (commencement of operations) to April 30, 2015.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended April 30, 2015	1.25%

See accompanying Notes to Financial Statements.

27       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Period Ended April 30, 2015[1] (Unaudited)

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.16
Net realized and unrealized loss	(0.01)

Total from investment operations	0.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)

Net asset value, end of period	$10.00

Total Return, at Net Asset Value[3]	1.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24

Average net assets (in thousands)	$15

Ratios to average net assets:[4]
Net investment income	3.94%
Total expenses[5]	1.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[5]	1.01%

Portfolio turnover rate	5%

1. For the period from December 1, 2014 (commencement of operations) to April 30, 2015.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended April 30, 2015	1.80%

See accompanying Notes to Financial Statements.

28       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class Y	Period Ended April 30, 2015[1] (Unaudited)

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.18
Net realized and unrealized loss	(0.02)

Total from investment operations	0.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)

Net asset value, end of period	$10.00

Total Return, at Net Asset Value[3]	1.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11

Average net assets (in thousands)	$11

Ratios to average net assets:[4]
Net investment income	4.33%
Total expenses[5]	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[5]	0.65%

Portfolio turnover rate	5%

1. For the period from December 1, 2014 (commencement of operations) to April 30, 2015.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended April 30, 2015	1.44%

See accompanying Notes to Financial Statements.

29       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2015 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). The Fund commenced operations on December 1, 2014. As of April 30, 2015, approximately 99.2% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

30       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

2. Significant Accounting Policies (Continued)

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable,

31       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    As of April 30, 2015, it is estimated that the Fund will have no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the period ended April 30, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

32       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$50,436,756
Federal tax cost of other investments	2,438,278

Total federal tax cost	$52,875,034

Gross unrealized appreciation	$374,311
Gross unrealized depreciation	(579,515)

Net unrealized depreciation	$(205,204)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued

33       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

34       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

35       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$397,906	$—	$—	$397,906
Consumer Staples	69,819	—	—	69,819
Energy	255,402	—	—	255,402
Financials	3,350,527	2,048,432	—	5,398,959
Health Care	241,983	—	—	241,983
Industrials	118,342	—	—	118,342
Information Technology	154,988	—	—	154,988
Materials	87,363	—	—	87,363
Telecommunication Services	89,348	—	—	89,348
Utilities	71,697	—	—	71,697
Preferred Stocks	3,372,084	31,540	—	3,403,624
Rights, Warrants and Certificates	4,392	—	—	4,392
Non-Convertible Corporate Bonds and Notes	—	4,520,092	—	4,520,092
Convertible Corporate Bonds and Notes	—	179,033	—	179,033
Structured Securities	—	65,418	—	65,418
Exchange-Traded Options Purchased	6,960	—	—	6,960
Investment Companies	27,785,265	7,359,529	—	35,144,794
Total Investments, at Value	36,006,076	14,204,044	—	50,210,120
Other Financial Instruments:
Futures contracts	15,729	—	—	15,729
Total Assets	$36,021,805	$14,204,044	$—	$50,225,849

Liabilities Table
Other Financial Instruments:
Options written, at value	$(34,970)	$—	$—	$(34,970)
Total Liabilities	$(34,970)	$—	$—	$(34,970)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

36       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

4. Investments and Risks

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

    The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who

37       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

38       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure

39       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

    The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

    The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

    During the period ended April 30, 2015, the Fund had an ending monthly average market value of $827,940 on futures contracts purchased.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

40       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

    The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the period ended April 30, 2015, the Fund had an ending monthly average market value of $8,767 and $56 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

41       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

    During the period ended April 30, 2015, the Fund had an ending monthly average market value of $61 and $25,708 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended April 30, 2015 was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 1, 2014	—	$—
Options written	174	328,736
Options closed or expired	(18)	(1,507)
Options exercised	(115)	(286,556)

Options outstanding as of April 30, 2015	41	$40,673

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of

42       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

    Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of April 30, 2015, the Fund had no such total return swap agreements.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

43       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be

44       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of April 30, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Equity contracts			Variation margin payable	24,120*
Equity contracts	Investments, at value	$6,960**	Options written, at value	34,970

Total		$6,960		$59,090

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Swap contracts	Total
Equity contracts	$77,503	$1,508	$(28,612)	$(4,542)	$45,857
Volatility contracts	—	—	(1,897)	—	(1,897)

Total	$77,503	$1,508	$(30,509)	$(4,542)	$43,960

* Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures	Total
Equity contracts	$(18,763)	$5,703	$15,729	$2,669

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

45       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Period Ended April 30, 2015[1,2]
	Shares	Amount

Class A
Sold	5,028,334	$50,281,007
Dividends and/or distributions reinvested	365	3,652
Redeemed	(6,983)	(70,046)

Net increase	5,021,716	$50,214,613

Class C
Sold	5,583	$55,817
Dividends and/or distributions reinvested	39	385
Redeemed	(232)	(2,335)

Net increase	5,390	$53,867

Class I
Sold	—	$—
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	—	$—

Class R
Sold	1,457	$14,497
Dividends and/or distributions reinvested	12	117
Redeemed	—	—

Net increase	1,469	$14,614

Class Y
Sold	100	$1,000
Dividends and/or distributions reinvested	2	16
Redeemed	—	—

Net increase	102	$1,016

1. For the period December 1, 2014 (commencement of operations) to April 30, 2015.

2. The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class R and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on September 29, 2014. These amounts are not reflected in the table above.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the period ended April 30, 2015 were as follows:

	Purchases	Sales
Investment securities	$51,693,647	$2,135,683

46       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.65%
Next $500 million	0.60
Next $4.0 billion	0.55
Over $5.0 billion	0.50

The Fund’s effective management fee for the period ended April 30, 2015 was 0.65% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-today portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the

47       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

48       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

8. Fees and Other Transactions with Affiliates (Continued)

Period Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
April 30, 2015	$1,042	$—	$1,920

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; will not exceed 0.90% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.70% for Class Y shares. During the period ended April 30, 2015, the Manager waived $3,943, $59, $1, $1 and $1 for Class A, Class C, Class I, Class R and Class Y shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the period ended April 30, 2015, the Manager waived fees and/or reimbursed the Fund $82,621 for management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the

49       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Pending Litigation (Continued)

outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

50      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund and OFI has entered into a sub-sub-advisory agreements with Cornerstone Real Estate Advisers LLC (“Cornerstone” or the “Sub-Sub-Adviser”) and OFI SteelPath, Inc. (“SteelPath” or the “Sub-Sub-Adviser”) (collectively, the “Agreements”) (“OFI Global”, “OFI”, “Cornerstone”, and “SteelPath” together the “Managers”) whereby Cornerstone and SteelPath provide investment sub-sub-advisory services to the Fund. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board received information regarding the proposed services, fees, and expenses of the Fund.

    The Managers and Sub-Sub-Advisers provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and Sub-Sub-Advisers’ proposed services, (ii) the proposed fees and projected expenses of the Fund, including estimated and comparative expense information, (iii) the estimated cost to the Managers, Sub-Sub-Advisers, and its affiliates of providing services, (iv) whether economies of scale are expected to be realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors, and (v) other benefits that are expected to accrue to the Managers and Sub-Sub-Advisers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub-Advisers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services to be provided to the Fund and information regarding the Managers’ key personnel who will provide such services. The Sub-Adviser’s and Sub-Sub-Advisers’ duties will include providing the Fund with the services of the portfolio managers and the Sub-Sub-Advisers’ investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers will be responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers will also provide the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services expected to be provided and the quality of the Managers’ and Sub-Sub-Advisers’ resources that will be available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience

51       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services to be provided, the Board considered the experience of Mark Hamilton, Dokyoung Lee, and Benjamin Rockmuller, the portfolio managers for the Fund, and the Sub-Adviser’s and Sub-Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of other funds’ service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund should benefit from the services to be provided under the Agreements.

    Costs of Service. The Board reviewed the fees to be paid to the Managers and the Sub-Sub-Advisers and the other expenses that will be borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement and the Sub-Adviser pays the Sub-Sub-Advisers’ fees under the sub-sub-advisory agreements. The Board also considered how the Fund’s expenses will compare to a group of similar, unaffiliated funds (“expense peer group”). The Board noted that the expenses the Fund will bear were competitive with those of its expense peer group. After discussions with the Board, the Adviser has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments, and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.90% for Class A shares, 1.65% for Class C shares, 1.15% for Class R shares, 0.70% for Class Y shares, and 0.65% for Class I shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board

    Performance. The Board considered that the Fund has no operational history and that its performance could not be a factor in deciding whether to approve the Agreement.

    Economies of Scale Realized by the Managers and Sub-Sub-Advisers. The Board considered information regarding the Managers’ and Sub-Sub-Advisers’ anticipated costs to the Fund, including the costs associated with the personnel and systems necessary to manage the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that it is proposed that the Fund will have management fee breakpoints which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

52       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

    Other Benefits to the Managers. The Board considered information that was provided regarding the direct and indirect benefits the Managers may receive as a result of its relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers and Sub-Sub-Advisers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub-Advisers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to approve the Agreements through September 16, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

53       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

54       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Benjamin H. Rockmuller, Vice President
Alessio de Longis, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved

55      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

56       OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

**Visit Us**
oppenheimerfunds.com

**Call Us**
800 225 5677

**Follow Us**

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.
**RS1637.001.0415 June 25, 2015**

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	6/11/2015